Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011 of RPX Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Adam C. Spiegel, Chief Financial Officer and Senior Vice President, Finance of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Adam C. Spiegel
Adam C. Spiegel
Chief Financial Officer and Senior Vice President, Finance
(Principal Financial Officer)

Date: November 10, 2011

A signed original of this written statement required by Section 906 has been provided to RPX Corporation and will be retained by RPX Corporation and furnished to the Securities and Exchange Commission or its staff upon request.